SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):              April 19, 2002
                                                   -----------------------------



                             AMERICAN SKIING COMPANY
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             (Exact name of registrant as specified in its charter)



   Delaware                           1-13507                        04-3373730
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(State or other                    (Commission                     (IRS Employer
jurisdiction of incorporation       File Number)             Identification No.)
or organization)


P.O. Box 450, Bethel, Maine                                            04217
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   (Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:     (207) 824-8100
                                                      --------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

         Item 5.  Other Events.
                  ------------

                  On April 19, 2002, American Skiing Company amended its Indenture, dated as of June 28, 1996, among American Skiing Company, the Guarantors party thereto, and The Bank of New York, as successor trustee to United States Trust Company of New York (as amended and supplemented, the "Indenture") and the holders of the securities issued under the Indenture agreed to waive a default arising thereunder. The letter to securityholders describing the amendments and the waiver and the Fifth Supplemental Indenture to the Indenture are attached as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

         Item 7.  Financial Statements and Exhibits.
                  ---------------------------------

         (c)      Exhibits

                  Exhibit Description

                    99.1 Letter  to   holders  of  the   Company's   12%  Senior
                         Subordinated Notes due 2006.

                    99.2 Fifth Supplemental Indenture, to Indenture, dated as of
                         June 28, 1996, among American Skiing Company, the Guarantors party thereto, and The Bank of New York, as successor trustee to United States Trust Company of New York.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 23, 2002                      AMERICAN SKIING COMPANY

                                           By: /s/ Foster A. Stewart, Jr.
                                              ----------------------------------
                                              Name: Foster A. Stewart, Jr.
                                              Title: SVP and General Counsel

                                INDEX TO EXHIBITS


99.1 Letter to holders of the Company's 12% Senior Subordinated Notes due 2006.

99.2 Fifth Supplemental Indenture, to Indenture, dated as of June 28, 1996, among American Skiing Company, the Guarantors party thereto, and The Bank of New York, as successor trustee to United States Trust Company of New York.